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
DIRECTORS                                                 OFFICERS
Barton M. Biggs                                           James W. Grisham
CHAIRMAN OF THE BOARD                                     VICE PRESIDENT
  Chairman and Director, Morgan Stanley Asset             Michael F. Klein
  Management Inc. and Morgan Stanley Asset Management     VICE PRESIDENT
  Limited; Managing Director, Morgan Stanley & Co.        Harold J. Schaaff, Jr.
  Incorporated; Director, Morgan Stanley Group Inc.       VICE PRESIDENT
Warren J. Olsen                                           Joseph P. Stadler
DIRECTOR AND PRESIDENT                                    VICE PRESIDENT
  Principal, Morgan Stanley Asset Management Inc. and     Valerie Y. Lewis
  Morgan Stanley & Co. Incorporated                       SECRETARY
John D. Barrett II                                        Karl O. Hartmann
Chairman and Director,                                    ASSISTANT SECRETARY
Barrett Associates, Inc.                                  James R. Rooney
Gerard E. Jones                                           TREASURER
Partner, Richards & O'Neil LLP                            Joanna M. Haigney
Andrew McNally IV                                         ASSISTANT TREASURER
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
           ---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
           ---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

           ---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                          AGGRESSIVE EQUITY PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Aggressive Equity Portfolio seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity and equity-linked securities. Short sales and options can be used to enhance performance. It is anticipated that the Portfolio will hold thirty names or less, although it may hold more from time to time.

For the three months ended March 31, 1997, the Portfolio had a total return of 3.60% for the Class A shares and 3.61% for the Class B shares, as compared to a total return of -4.54% for the Lipper Capital Appreciation Index and 2.69% for the S&P 500 Index. The average annual total return for the one year ended March 31, 1997 and for the period from inception on March 8, 1995 through March 31, 1997 was 30.63% and 41.95%, respectively, for the Class A shares, as compared to 4.00% and 16.89%, respectively, for the Lipper Capital Appreciation Index and 19.84% and 27.19%, respectively, for the S&P 500 Index.

PERFORMANCE COMPARED TO THE LIPPER CAPITAL APPRECIATION INDEX AND THE S&P 500 INDEX(1)
----------------------------------------------------

                                              TOTAL RETURNS(2)
                                   ---------------------------------------
                                                          AVERAGE ANNUAL
                                      YTD     ONE YEAR    SINCE INCEPTION
                                   ---------  ---------  -----------------
PORTFOLIO--CLASS A...............       3.60%     30.63%         41.95%
PORTFOLIO--CLASS B(3)............       3.61      30.49          34.63
LIPPER CAP. APPRECIATION INDEX...      -4.54       4.00          16.89
S&P 500 INDEX....................       2.69      19.84          27.19

1. The Lipper Capital Appreciation Index is a composite of mutual funds managed for maximum capital gains. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Portfolio seeks capital appreciation by creating a concentrated (non-diversified) portfolio of growth equity holdings. A single position can be as large as 25% and typically the Portfolio's ten largest holdings will represent between 50% and 75% of the total market value of the Portfolio. This practice of "opportunistic concentration" has contributed significantly to the Portfolio's returns over time. In the first quarter of 1997, for example, substantial positions in large capitalization, lower beta growth stocks such as United Technologies (approximately a 4% position which rose about 14% in the quarter) added substantially to the return.

The Portfolio is generally comprised of a balance of lower beta, large capitalization growth issues and higher beta, higher growth equities. At present we are shifting away from the "blue chip" lower beta names which have led the market lately to what we are terming "green chips", meaning mid-capitalization, higher growth, higher beta equity securities. In the higher beta, higher growth segment of the market we have seen some company pre-announcements of earning disappointments and investor redemptions from "momentum" mutual funds which have helped fuel the decline of the NASDAQ-oriented names. The "good news" however, is that many of these higher beta, higher growth names have corrected without any downward adjustments to earnings estimates.

To paraphrase Warren Buffett, the see-through earnings growth of a portfolio will, over time, drive the growth in value of that portfolio. We believe, like Buffett, that a stock becomes more attractive when it grows more slowly than the company's earnings, assuming growth and financial fundamentals remain strong. In early 1994, with Coca Cola stock having been flat for nearly three years against a backdrop of 18% compounded annual EPS growth, Buffett added to his holding, stating that fears of private label competition and slowing international volume growth were overdone and that the stock's underperformance of the company made for a compelling investment. The same could have been said for many other large multinational, stable growth stocks, such as Merck, Proctor and Gamble, Gillette and Disney. The stocks of these companies had done very little for

2-3 years despite double-digit annual earnings gains, as investors feared that growth had slowed and placed their bets "on cyclicals, technology, financials and small caps in general. Practically from the moment that Buffett added to his Coke holdings, these large cap stable growth stocks have led the powerful U.S. bull market. Coke and Merck, for example, have both tripled in the three years since Buffett's investment.

For the first two of these three years, smaller and higher beta growth stocks moved up along with their larger, stable growth counterparts. But the smaller, riskier growth stocks topped out in May of 1996 and have been brutalized relative to the overall market since then. The decoupling of the performance of "high fliers" and "low fliers" can be explained by the confluence of several factors including extended valuations for some small growth companies, the waning popularity of momentum-driven mutual funds where redemptions have caused selling of already depressed stocks, and the prevalence of indexing which clearly benefits the largest U.S. stocks.

However, there are signs that the secondary growth stocks are mounting a comeback. Over the last twelve months as stable growth stocks have dramatically outperformed higher beta growth issues, the dollar has been strengthening. This is clearly a negative for multinationals but a non-event for many smaller high growth companies. In addition, investors will begin to pay much more attention to 1998 earnings estimates. Then, in the last few months of 1997, Wall Street analysts will begin to publish 1999 projections. The stock market is characterized by the struggle between fear and greed. As the second quarter of 1997 begins, fear is clearly prevailing in the over-the-counter and secondary stock sectors. It is a buyers' market. The IPO calendar has dried up noticeably. Negative surprises are devastating stocks and positive surprises are having only a modest impact. Our strong belief is that over the next few months, as investors focus on 1998 and begin to look out to 1999, greed will reassert itself. In particular, the high beta stocks that got hit hard but which have strong growth fundamentals should begin to again outperform.

Our biggest holding at March 31, and a perfect example of the former "high fliers" that we think will take off again, is HFS. HFS is a global consumer services company. The company is the largest franchiser of hotels (eight brands) and residential real-estate offices (three brands), owns Avis (second largest rental car system), owns RCI (largest provider of vacation timeshare exchanges worldwide) and has a merger agreement with PHH Corp. (a larger mortgage & relocation service provider). The stock has recently underperformed earnings substantially, down approximately 31% from its high and up only 37% from the beginning of 1996 although earnings per share rose 84% last year and are expected to grow over 100% this year.

The stock has weakened in the wake of a difficult market for higher p/e stocks and, most recently, a negative article concerning chairman Henry Silverman's compensation. (He owns 12 million shares and options, and gets 2 million options per year through the year 2000). He had never sold a share before the third quarter of 1996 and is now selling about 150,000 per quarter. We believe this is "non-news" and because it has been accompanied by robust fundamentals and rising earnings estimates we have added significantly to our position in the stock.

With free cash flow expected to be $630 million in 1997 and $800 million in 1998, and an underleveraged balance sheet, HFS is well positioned to continue its acquisition strategy if management finds good businesses that mesh with their franchise systems and strategy. In short, we believe we have in HFS a classic decoupling of stock price performance and business fundamentals. We expect positive news from the company concerning PHH (acquisition expected to close April 30), Value Rent-a-Car (acquisition expected to close in second quarter) or other business initiatives to drive earnings estimates higher and ultimately be the catalyst to jump-start the stock. Other large high beta holdings include Home Depot, Boston Chicken, Gtech, Clear Channel Communications and Einstein Brothers Bagels.

Two groups in which we have had a major commitment over the past few years are tobacco and financials. Both have performed extremely well and we have cut our positions significantly, taking profits. We took profits in tobacco beginning in late 1996 but especially in February of this year, as the stocks surged on positive business trends and talk of a possible global settlement of litigation claims. Philip Morris and RJR Nabisco peaked at $139 and $39, respectively, but closed out the quarter at $114 and $32. Our weighting at March 31 was approximately 6% in Philip Morris and about 7% in tobacco in general. We still like this group but have cut back for several reasons. First, there have been modest downward earnings revisions at Philip Morris due to currency, at RJR due to weak international cigarette shipments and at Loews due to softness at CNA Financial. These downward revisions followed well over one year of upward revisions. Second, the litigation calendar for the remainder of 1997 looks pretty heavy. And third, as already mentioned, we see a much better risk/reward in high beta growth. We expect to increase our weighting in tobacco at some point, believing that long-term fundamentals are great and that legal and political issues will ultimately fade.

Financial stocks made up about one-third of our Portfolio in 1996. They had corrected sharply amid fears of higher rates and higher consumer debt delinquencies, but earnings estimates were rising and growth fundamentals were strong. As the stocks surged in late 1996, we cut back our position and as of March 31 had approximately 15% of the Portfolio in these stocks. Lately, financials have come under pressure in response to higher interest rates. We hope to increase our weighting over the next few months, particularly in banks. Contrary to popular perception, selected banks and other financial institutions are not sensitive to interest rates. Rising rates are bad for all stocks, but the implication of calling a stock "interest sensitive" is that when rates go up, earnings estimates are vulnerable. This is simply not the case for a long list of financial services companies. And besides being less sensitive to rising rates than perceived, many financial companies are buying back stock very aggressively. This makes the group defensive and a beneficiary of a weak stock market brought on by rising rates. Wells Fargo, for example, which at March 31 was our largest finance-banking holding at about 2% of the Portfolio, is buying 1-1.5 million shares per quarter on a base of 92 million shares.

We maintain a modest weighting in both "growth cyclicals" and technology. In growth cyclicals, our major bets are United Technologies, Boeing/McDonnell Douglas, Allied Signal and U.S. Industries. United Technologies has been one of our largest holdings for some time. It continues to be a compelling investment despite the stock's strength as management executes a quiet, GE-type restructuring: improving margins, buying back stock and driving global growth in its various businesses. Boeing announced the acquisition of McDonnell Douglas late in 1996. We owned both stocks at the time, and we have continued to hold our position. Our feeling is that this is a powerful combination which creates a juggernaut that will lead the world in commercial aircraft. In addition, the company is experiencing a huge cyclical upturn, is a strong defense and space company, and throws off a tremendous amount of free cash flow.

Kurt A. Feuerman
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
COMMON STOCKS (95.1%)
  CAPITAL GOODS-CONSTRUCTION (7.8%)
    AEROSPACE & DEFENSE (7.8%)
         17,525    Loral Space & Communications        $   248
         24,300    McDonnell Douglas Corp.               1,482
         25,200    Textron, Inc.                         2,646
         71,600    United Technologies Corp.             5,388
                                                       -------
  TOTAL CAPITAL GOODS-CONSTRUCTION                       9,764
                                                       -------
  CONSUMER-CYCLICAL (47.3%)
    AUTOMOTIVE (0.7%)
         25,500    O'Reilly Automotive, Inc.               937
                                                       -------
    BROADCAST-RADIO & TELEVISION (3.9%)
         85,500    Clear Channel Communications, Inc.    3,666
         26,500    Heftel Broadcasting Corp., Class A    1,232
                                                       -------
                                                         4,898
                                                       -------
    ENTERTAINMENT & LEISURE (4.2%)
        176,800    GTECH Holdings Corp.                  5,326
                                                       -------
    FOOD SERVICE (8.4%)
        180,500    Boston Chicken, Inc.                  5,505
         94,500    Cracker Barrel Old Country Store,
                    Inc.                                 2,469
         88,800    Einstein/Noah Bagel Corp.             2,231
         19,600    Lone Star Steakhouse & Saloon,
                    Inc.                                   448
                                                       -------
                                                        10,653
                                                       -------
    GAMING & LODGING (20.6%)
        441,100    HFS, Inc.                            25,970
                                                       -------
    LEISURE RELATED (0.9%)
         69,400    International Game Technology         1,119
                                                       -------
    PUBLISHING (2.9%)
        321,000    K-III Communications Corp.            3,611
                                                       -------
    RETAIL-FOODS (0.4%)
         62,300    Food Lion Inc., Class B                 500
                                                       -------
    RETAIL-GENERAL (5.3%)
        124,400    Home Depot, Inc.                      6,655
                                                       -------
  TOTAL CONSUMER-CYCLICAL                               59,669
                                                       -------
  CONSUMER-STAPLES (7.2%)
    BEVERAGES & TOBACCO (0.1%)
          3,800    RJR Nabisco Holdings Corp.              123
                                                       -------

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
    CIGARETTES (7.1%)
         62,100    Consolidated Cigar Holdings Inc.    $ 1,467
         65,300    Philip Morris Cos., Inc.              7,452
                                                       -------
                                                         8,919
                                                       -------
  TOTAL CONSUMER-STAPLES                                 9,042
                                                       -------
  DIVERSIFIED (13.4%)
            172    Berkshire Hathaway, Inc., Class A     6,226
         87,700    Hillenbrand Industries                3,497
         24,500    Loews Corp.                           2,178
         71,400    Service Corp. International           2,124
         23,300    U.S. Industries, Inc.                   821
        126,100    Viad Corp.                            2,018
                                                       -------
  TOTAL DIVERSIFIED                                     16,864
                                                       -------
  ENERGY (0.8%)
         18,400    AES Corp.                             1,030
                                                       -------
  FINANCE (16.3%)
    BANKING (4.5%)
         18,900    Chase Manhattan Corp.                 1,770
         11,400    Citicorp                              1,234
          9,600    Wells Fargo & Co.                     2,728
                                                       -------
                                                         5,732
                                                       -------
    FINANCIAL SERVICES (4.2%)
         23,300    American Express Co.                  1,395
         15,250    Franklin Resources, Inc.                778
         12,000    Merrill Lynch & Co.                   1,031
         22,500    Student Loan Marketing Association    2,143
                                                       -------
                                                         5,347
                                                       -------
    INSURANCE (7.6%)
         40,200    Ace Ltd.                              2,573
         37,000    Aetna, Inc.                           3,177
        101,400    CMAC Investment Corp.                 3,384
          7,700    Equitable Of Iowa Cos.                  385
                                                       -------
                                                         9,519
                                                       -------
  TOTAL FINANCE                                         20,598
                                                       -------

                                                        VALUE
         SHARES                                         (000)
---------------                                        -------
  TECHNOLOGY (2.3%)
    OFFICE EQUIPMENT (2.3%)
         21,100    International Business Machines
                    Corp.                              $ 2,899
                                                       -------
  TOTAL TECHNOLOGY                                       2,899
                                                       -------
TOTAL COMMON STOCKS (Cost $120,936)                    119,866
                                                       -------

     FACE
    AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENTS (6.7%)
  REPURCHASE AGREEMENT (6.7%)
$         8,515    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/1/97, to be
                    repurchased at $8,821,
                    collateralized by U.S. Treasury
                    Notes, 5.50%, due 12/31/00,
                    valued at $8,600 (Cost $8,515)       8,515
                                                       -------
TOTAL INVESTMENTS (101.8%) (Cost $129,451)             128,381
                                                       -------
OTHER ASSETS AND LIABILITIES (-1.8%)
  Other Assets                                           7,452
  Liabilities                                           (9,754)
                                                       -------
                                                        (2,302)
                                                       -------
NET ASSETS (100%)                                      $126,079
                                                       -------
                                                       -------
CLASS A:
NET ASSETS                                             $116,310
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,777,626 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)          $14.95
                                                       -------
                                                       -------
CLASS B:
NET ASSETS                                              $9,769
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 654,013 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                $14.94
                                                       -------
                                                       -------


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